A Lifestyle Apparel Brand

"Victory & Love"



VLOV Inc.

(OTCBB: VLOVD)

VLOV
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September 2012

Disclosure

Safe Harbor Statement

This presentation contains forward-looking statements that are based on the beliefs of our management, and involve risks and uncertainties, as well as assumptions, that, if they ever materialize or prove incorrect, could cause actual results to differ materially from those expressed or implied by such forward-looking statements. The words "believe," "expect," "anticipate," "project," "targets," "optimistic," "intend," "aim," "will" or similar expressions are intended to identify forward-looking statements. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements regarding new and existing products, technologies and opportunities; statements regarding market and industry segment growth and demand and acceptance of new and existing products; any projections of sales, earnings, revenue, margins or other financial items; any statements of the plans, strategies and objectives of management for future operations; any statements regarding future economic conditions or performance; uncertainties related to conducting business in China; any statements of belief or intention; and any statements of assumptions underlying any of the foregoing. All forward-looking statements included in this presentation are based on information available to us on the date of this presentation. We assume no obligation and do not intend to update these forward-looking statements, except as required by law.

Introduction

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- VLOV Inc., designs, sources, markets and sells casual, fashion-forward apparel for men in the People's Republic of China
- Presented at Mercedes Benz New York Fashion Week in September 2012 for second consecutive year as recommended by the China Fashion Designer's Association (China's sole representative).
- 414 Points of Sale operated by 11 distributors as of June 30, 2012.
- 18 additional Company-owned and operated store locations in Fujian Province.
- Solid brand equity among Chinese consumers
- Operating model drives strong profit margins
- Based in Xiamen, Fujian Province, PRC
- Ticker: OTCBB: VLOVD (through October 19, 2012 then VLOV beginning October 22, 2012)
- Effectuated 1-for-2.5 reverse stock split on December 9, 2011 and a 1-for-3 reverse stock split on September 24, 2012 in anticipation of uplisting on a senior exchange.

Select Financials

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OTCBB Symbol (5)	VLOVD
Fiscal Year End	December 31
Revenue 2011	$88.1M +15.2% YOY
Adjusted Net Income 2011 (1) (non-GAAP)	$13.3M +15.2% YOY
Adjusted EPS 2011 (1) (4) (non-GAAP)	$5.10 +5.0% YOY
Weighted Average Diluted Shares 2011 (4)	2.6M
Revenue - 3 Months Ended 6/30/12(unaudited)	$25.3M +22.7% YOY
Adjusted Net Income - 3 Months Ended 6/30/12 (2) (non-GAAP)	$2.2M +35.6% YOY
Adjusted EPS – 3 Months Ended 6/30/12 (2) (4) (non-GAAP)	$1.77 +34.6% YOY
Revenue - 6 Months Ended 6/30/12(unaudited)	$40.4M -3.2% YOY
Adjusted Net Income - 6 Months Ended 6/30/12 (3) (non-GAAP)	$6.8M -11.2% YOY
Adjusted EPS – 6 Months Ended 6/30/12 (3) (4) (non-GAAP)	$2.61 -11.8% YOY
Weighted Average Diluted Shares 3 & 6 months ended 6/30/12 (4)	2.6M & 2.6M

(1) Excludes gains of $0.6M and $2.4M on the change in fair value of a derivative liability for the periods ended December 31, 2011 and 2010, respectively.

(2) Excludes non-cash gains of $0.3M and $0.4M related to the change in fair value of warrants for the three months ended June 30, 2012 and 2011, respectively.

(3) Excludes non-cash gains of $0.6M and $0.6M related to the change in fair value of warrants for the six months ended June 30, 2012 and 2011, respectively.

(4) Adjusted for 1-for-2.5 reverse stock split effectuated on December 9, 2011 and 1-for-3 reverse stock split effectuated on September 24, 2012.

(5) VLOVD will be the ticker symbol through October 19, 2012 and will revert back to VLOV on October 22, 2012.

Capitalization Table as of September 26, 2012

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COMMON SHARES OUTSTANDING	2,595,997
COMMON SHARES TO BE ISSUED UPON PREFERRED CONVERSION	59,779
TOTAL COMMON PLUS PREFERRED	2,655,776
PRICE PER SHARE	$8.50
MARKET CAPITALIZATION (includes preferred)	$22.6 million
COMMON SHARES TO BE ISSUED UPON EXERCISE OF WARRANTS	228,917
WARRANT STRIKE PRICE /EXPIRATION	$25.725 / 4Q 2012
MANAGEMENT OWNERSHIP / MGMT OWNERSHIP AS A % OF TOTAL COMMON PLUS PREFERRED	1,304,921 / 49.1%

VLOV as a Brand Manager

VLOV
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- VLOV represents Victory and Love, a reflection of a successful life
- Lifestyle brand targeting young upper middle-class, male Chinese consumers ages 20 to 45.
- Provide our distributors with more upscale product offerings and work closely with them to sell VLOV products primarily through higher-end stand-alone stores and store-in-stores which we believe will further strengthen our brand image among consumers.
- Emphasis on fashion-forward designs
  - Look is similar to Hugo Boss and Calvin Klein Jeans
- Strong brand recognition in PRC

Brand Built by CEO/Chief Designer

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- VLOV brand founded in 2002
- More than 20 years of apparel experience
- VLOV brand awarded China Fashion Week's 'Menswear Design Award' for 2009. Mr. Wu awarded China Fashion Week's 'Top Ten Designer Award' for past two years for VLOV's Spring/Summer 2011 and 2012 fashion lines.
- VLOV presented at New York Fashion week in September 2013 for second consecutive year.
- Renowned in China

Mercedes-Benz New York Fashion Week September 8, 2012

VLOV
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Mercedes-Benz New York Fashion Week September 8, 2012

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Compelling Consumer Market

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- Menswear market: total market estimated to be RMB 627B by 2014. An estimated 43.8% will be from casual sales & 51.8% will be from business formal sales. (1)
- Fragmented marketplace: With an estimated 500 branded companies, the top 10 branded companies constitute an estimated 32.7% market share in 2009. (1)
- Male Chinese consumers more fashion conscious and drive purchasing decisions.
- Total 20 to 44 year old male population is over 280 million people. (2)
- 80% of China's wealthiest are below the age of 45 (3).

(1) Source: Frost & Sullivan
(2) Source: CIA World Factbook
(3) Source: Insights China by McKinsey- 2008 Wealthy Chinese Consumer Survey

Strong Consumer Demand for Luxury Goods

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- Global luxury brands more expensive in China than in the U.S.
- China's total annual consumption of luxury goods reached $10.7 billion as of March 2011, accounting for a quarter of global consumption (1).
- China is world's second-largest consumer of luxury goods next to the U.S. having surpassed Japan in 2009 (2).
- China is expected to become the largest consumer of luxury goods by 2014 (2).

(1) Source: 2011 World Luxury Association Blue Book survey, International Business Times
(2) Source: People's Daily Online "China Becomes World's 2nd Largest Luxury Market"- July 27, 2009
(3) Source: IT Times, Keywords to Learn in China, May 28, 2010

China Men's Apparel Market

Total Retail Sales of the Menswear Industry (2004-2014E in RMB)



RMB billion
700
600
500
400
300
200
100
0
CAGR 15.6%
147.2
178.1
205.7
228.9
262.6
300.3
345.4
399.3
464.5
539.9
627.1
2004
2005
2006
2007
2008
2009
2010E
2011E
2012E
2013E
2014E

Source: Frost & Sullivan

China Men's Apparel Market (cont'd)

VLOV
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Breakdown of the Menswear Market in China (RMB)



Percentage
100%
80%
60%
40%
20%
0%
4.2%
40.2%
55.6%
4.3%
41.8%
53.9%
4.4%
43.8%
51.8%
2004
2009
2014E
Business Formal
Casual
Others

Source: Frost & Sullivan

China Men's Apparel Market (cont'd)

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Fashion Casual Menswear Market as a Percentage of Total Menswear Market in China



Percentage
20%
15%
10%
5%
0%
9.4%
12.2%
17.8%
2004
2009
2014E

Source: Frost & Sullivan

Brand/Market Positioning



Fashion
Gucci
Armani
CR-31
VLOV
Hugo Boss
Prada
Jack Jones
Calvin Klein Jeans
Zara
Cabbeen
Agnes B
DKNY
H&M
Value
Luxury
Gap
Basic

Distribution Strategy Drives Strong Margins and Cash Flow

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- VLOV currently has 11 Exclusive Distributors across northern, central and southern China
  - 414 Points of Sale under the VLOV brand name as of June 30, 2012
  - Free-standing stores, shop-in-shops, counters, concessions
- VLOV maintains control over advertising and marketing activities from its headquarters; 54 person sales, marketing and quality assurance team
- 100% of mainline production is outsourced, improving working capital utilization

Product Distribution Agreements

- 11 Exclusive Distributor Agreements covering 11 Provinces/Provincial Level Cities
  - Franchise Model - Distributors responsible for financing store build out and maintenance costs
  - Distributors purchase VLOV product directly from Company and are responsible for their own inventory
- Ability to leverage regional expertise and achieve economies of scale
  - Maintains solid brand recognition and drives strong margins
- VLOV management and operational guidelines ensure consistency of brand image and store appearance
- All 414 Points of Sale are exclusive to VLOV

Strong Margins

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60%
50%
40%
30%
20%
10%
0%
41%
23%
44%
20%
45%
21%
45%
25%
44%
24%
48%
27%
2010
2011
3 Mo. Ended 6/30/11 (unaudited)
3 Mo. Ended 6/30/12 (unaudited)
6 Mo. Ended 6/30/11 (unaudited)
6 Mo. Ended 6/30/12 (unaudited)
Gross Margin
Operating Margin

Points of Sale & Store Locations

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- Located primarily in Tier II and Tier III cities throughout China
- Currently 432 free standing stores, store-in-stores, concessions and counters, including 18 stores owned and operated by VLOV directly
- For the six months ended June 30, 2012, the provinces with the highest % of sales were Zhejiang (21.0%), Beijing (16.1%), Hubei (14.7%) and Shandong (14.2%).



HEILONGJIANG
JILIN
LIAONING
XINJIANG
GANSU
INNER MONGOLIA
Beijing
Tianjin
HEBEI
SHANXI
NINGXIA
SHANDONG
QINGHAI
TIBET
SHAANXI
HENAN
JIANGSU
Shanghai
ANHUI
HUBEI
SICHUAN
Chongqing
ZHEJIANG
HUNAN
JIANGXI
GUIZHOU
FUJIAN
YUNNAN
GUANGXI
GUANGDONG
HAININ

Older Points of Sale


V·LOV
V·LOV
V·LOV
30 4:26PM




V·LOV

Company-owned & operated ("O&O") store location: Xiamen Flagship Store


VLOV

Company O&O store location: Quanzhou Nanjun Store


VLOV

Company O&O store location: Fuzhou Dongbai Yuanhong


VLOV

Company O&O store location: Xiamen Robinsons' Store


VLOV

Company O&O store location: Xiamen SM Phase II store


VLOV

Company Store Acquisitions and Openings

VLOV
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- Acquired 13 store locations from its Fujian distributor in 2Q 2011 for $6.7M USD (RMB 44.1 million).
- Operate 18 store locations as of June 30, 2012.
- 5.0% of net sales during the six months ended June 30, 2012.
- Stores located in Fujian Province, VLOV's operational base
- Giving customers direct brand access and providing an effective model to distributors.

Sales to Acquired Fujian Distributor / Sales of Company Operated Stores

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Sales made to acquired distributor (through acquisition date) & sales of Company operated stores (post acquisition)

(in $000's)	PRIOR DISTRIBUTOR FYE 12/31/09 (unaudited)	PRIOR DISTRIBUTOR FYE 12/31/10 (unaudited)	PRIOR DISTRIBUTOR 12 Months Ended 6/30/11 (unaudited)	COMPANY OPERATED 12 Months Ended 6/30/12 (unaudited)
Net Sales	$529	$2,722	$4,400	$5,341
Gross Profit	$169	$806	$1,731	$3,701
Gross Margin (%)	31.9%	29.6%	39.3%	69.3%

Marketing Strategies

VLOV
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- Allocating a significant portion of annual revenue to marketing & advertising and to establish a "global" brand image: Mercedes-Benz New York Fashion Week Spring/Summer 2012 & 2013.

- Provide distributors with more upscale product offerings and work closely with them to sell VLOV products primarily through higher-end stand-alone stores and store-in-stores to further strengthen our brand image.

- To sponsor events, television programs and movies aimed at target demographic and host VLOV fashion shows and other promotional events.

- Continue to build brand recognition through internal sales & marketing staff.

Growth Initiatives

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- Continue to evolve VLOV's lifestyle & global brand positioning
  - Fashion-forward
  - Elegant, stylish, casual chic
  - Refurbish selected points of sale
  - Transition to more stand alone store locations
- Identify additional store locations to acquire & open
- Expand depth of product offerings and increase SKUs
- Increase brand promotion, marketing and advertising

Financial Performance

VLOV
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($000s)	FYE Dec-31-2010	FYE Dec-31-2011	6 Months Ended Jun-30-2012 (unaudited)
Revenue	$73,834	$88,826	$40,441
Gross Profit	$29,971	$38,762	$19,248
Gross Margin	*41%*	*44%*	*48%*
Operating Income	$17,347	$17,677	$10,782
Operating Margin	*23%*	*20%*	*27%*

Financial Performance

VLOV
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($000s)	FYE 12-31-2010	FYE 12-31-2011	6 Months Ended 6-30-2012 (unaudited)
GAAP Net Income	$14,986	$13,928	$7,361
GAAP Fully Diluted Earnings Per Share (1)	$5.76	$5.37	$2.82
Deductions to reconcile GAAP Net income to Non-GAAP Net Income:			
Change in Fair Value of Warrant Liability	*($2,351)*	*($639)*	*($567)*
Non-GAAP Net Income (unaudited)	$12,635	$13,289	$6,794
Non-GAAP Fully Diluted Earnings Per Share (unaudited) (1)	$4.86	$5.10	$2.61
Fully Diluted Shares (1)	*2,597,355*	*2,600,897*	*2,616,091*

(1) Adjusted for 1 for 2.5 reverse split effectuated on December 12, 2011 and 1 for 3 reverse split effectuated on September 24, 2012.

Balance Sheet Highlights

VLOV
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($000s)	As of 12-31-2010	As of 12-31-2011	As of 6-30-2012 (unaudited)
Cash and cash equivalents	$15,033	$14,725	$28,221
Total Assets	$43,033	$63,821	$73,724
Non-GAAP Total Liabilities (unaudited)	$7,728 (1)	$13,858(1)	$15,750 (1)
Shareholders' Equity	$33,993	$49,790	$57,868

The Company completed a $9.9 M capital raise in the fourth quarter of 2009.

(1) Excludes $1.31M, $0.67M, and $0.11M in derivative liabilities relating to the Company's outstanding warrants as of December 31, 2010, December 31, 2011 and June 30, 2012, respectively.

Experienced Management Team

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- **Qingqing Wu – Chairman and CEO**, graduated from Xiamen Jimei School of Light Industry in 1990 with a major in apparel design and received a Masters in Business Administration from Tsing-Hua University in 2007. Mr. Wu also serves as the Standing Director of the First Committee of the Association of Fabric & Apparel in Jinjiang City.

- **Bennet Tchaikovsky – CFO**, has more than 20 years of experience in financial management, SEC reporting, U.S. exchange listings, corporate governance, financial transactions and investor relations. He received his B.A. in Business Economics from the University of California at Santa Barbara and a J.D. from Southwestern University School of Law. For the past 4 years, Mr. Tchaikovsky has specialized in Chinese companies that are publicly traded on U.S. exchanges. He was instrumental in the uplisting process from OTCBB to NASDAQ for SkyStar Bio-Pharmaceutical Company (NASDAQ:SKBI) and China Jo-Jo Drugstores (NASDAQ: CJJD).

- **Dr. Jianwei Shen – Director**, holds a Doctorate of Economics and Management from China Agricultural University, a Doctorate of Philosophy from Hohenheim University in Germany, a Master's Degree in Economics and Management from Beijing Agricultural University and a Bachelor's Degree in Agricultural Economics from Beijing Agricultural University. Since 2006, Dr. Shen has been an independent director and a member of the Audit Committee of the China Essence Group Ltd., a company listed on the Singapore Exchange. Dr. Shen is also a member of the Specialist Advisors to the City of Jinjiang, Fujian.

Investment Summary

VLOV
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- Proven brand manager with exclusive focus on fast growing China market
- Franchise business model provides optimal leverage
  - Ability to expand distribution and brand reach without significant capital expenditures or external financing
- 18 Company-owned and operated stores providing customers a direct experience and providing an effective store model to its distributors.
- Operating strategy drives strong gross profit and operating margins
- Reinvestment of cash flow into the business to further build the brand
- Experienced and talented management team
  - CEO more than 20 years of apparel experience
  - Sole Chinese company represented at Mercedes-Benz New York Fashion Week – September 2011 & 2012
  - Mr. Wu recipient of China Fashion Week's 'Top Ten Fashion Fashion Designer Award' for 2 consecutive years- 2010 & 2011
  - VLOV winner of 'Menswear Design Award' in 2009

VLOV's Chairman and CEO Mr. Qinqing Wu

VLOV
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VLOV
QINGQING WU



Mercedes-Benz
CHINA FASHION WEEK

Company Contact

VLOV
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Company Contact:
Bennet Tchaikovsky
Chief Financial Officer
310.622.4515
bennet@vlov.net

Website (Investor): www.vlov.net
Website (China): www.vlov.com.cn